NEWS BULLETIN
--------------------------------------------------------------------------------
Old Republic International Corporation
307 North Michigan Avenue, Chicago, IL 60601-5382 312/346-8100
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For Further Information:

AT OLD REPUBLIC:                        AT FINANCIAL RELATIONS BOARD:
A.C. Zucaro                             Leslie Loyet
Chairman & CEO                          Analysts/Investors
(312) 346-8100                          (312) 640-6672
                                        lloyet@financialrelationsboard.com

AT FINANCIAL RELATIONS BOARD:
Tim Grace
Media Inquiries
(312) 640-6667
tgrace@financialrelationsboard.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                                                  NYSE: ORI
THURSDAY, OCTOBER 27, 2005

                        OLD REPUBLIC REPORTS HIGHER THIRD
                   QUARTER AND YEAR-TO-DATE OPERATING EARNINGS

                   All Three Major Segments Show Profit Growth

------------------------------------------------------------------------------------------------------------------
                                              Financial Highlights
                              (unaudited; amounts in millions except share data and
                        percentages; all per-share amounts are stated on a diluted basis)

------------------------------------------------------------------------------------------------------------------

                                        Quarters Ended September 30,          Nine Months Ended September 30,
                                       2005        2004       Change          2005         2004        Change
                                  ------------------------------------------------------------------------------
 Total Revenues                       $954.7      $880.3        8.5%       $2,779.9      $2,569.8        8.2%
 Net Operating Income                 $119.2      $107.6       10.7%       $  392.3 *    $  320.1       22.5%
 Net Income                           $121.6      $109.1       11.5%       $  408.2 *    $  334.5       22.0%
 Diluted Earnings Per Share:
   Net Operating Income               $ 0.64      $ 0.58       10.3%       $   2.12 *    $   1.73       22.5%
   Net Income                         $ 0.65      $ 0.59       10.2%       $   2.20 *    $   1.81       21.5%

*Includes non-recurring income tax and related accumulated interest recovery of
 $45.9 after tax, or 25 cents per share.
------------------------------------------------------------------------------------------------------------------

CHICAGO--October 27, 2005--Old Republic International Corporation (NYSE: ORI), reported operating earnings growth of 10.7 percent for the third quarter of 2005. Net operating income, which excludes realized investment gains or losses, was $119.2 million, or 64 cents per share in the quarter compared to $107.6 million, or 58 cents per share, in the same year-ago period. Net income in this year's third quarter totaled $121.6 million, or 65 cents per share, versus $109.1 million, or 59 cents per share, for the year-ago quarter.

For the first nine months of 2005, net operating income grew by 22.5 percent to $392.3 million, or $2.12 per share in 2005, compared to $320.1 million, or $1.73 per share, for 2004.

                                     -more-

Old Republic International Corporation
Add 1

Net income was $408.2 million, or $2.20 per share, versus $334.5 million, or $1.81 per share, for the same period of 2004. Net operating and net income for the first nine months of 2005 include a non-recurring recovery of income taxes and related accumulated interest of $57.9 million ($45.9 million net of tax or 25 cents per share). The recovery stems from a recent favorable resolution of the Company's claim for a permanent Federal income tax refund applicable to the three years ended December 31, 1990. Consolidated pretax earnings for the first nine months of 2004 were affected adversely by required non-recurring stock option compensation charges of $5.6 million, (or 2 cents per share after tax) representing the expense of a vesting acceleration of stock option costs.

Consolidated  Results

The major components of Old Republic's consolidated operating revenues and income were as follows for the periods shown:

                                                                     ($ in Millions Except Share Data)
                                                     -----------------------------------------------------------------
                                                             Quarters Ended                    Nine Months Ended
                                                              September 30,                      September 30,
                                                     ------------------------------     ------------------------------
                                                       2005       2004      Change        2005       2004      Change
                                                     --------   --------   --------     --------   --------   --------
Operating revenues:
   General insurance                                 $  510.7   $  471.1       8.4%     $1,506.5   $1,341.7      12.3%
   Mortgage guaranty                                    129.3      123.7       4.5         386.6      366.6       5.4
   Title insurance                                      288.6      263.6       9.5         795.3      779.7       2.0
   Corporate and other                                   22.3       19.5      14.4          66.8       58.8      13.6
                                                     --------   --------   --------     --------   --------   --------
         Total                                       $  951.0   $  878.0       8.3%     $2,755.4   $2,547.0       8.2%
                                                     ========   ========   ========     ========   ========   ========
Pretax operating income (loss):
   General insurance                                 $   87.5   $   87.2        .3%     $  258.8   $  244.9       5.7%
   Mortgage guaranty                                     55.9       53.7       4.1         188.5      170.7      10.4
   Title insurance                                       30.7       21.1      45.6          66.4       65.4       1.5
   Corporate and other                                    1.8       (2.0)                   (2.4)      (6.1)
Realized investment gains (losses):
   From sales                                             4.9        2.2                    31.0       22.7
   From impairments                                      (1.2)        -                     (6.5)        -
                                                     --------   --------                --------   --------
         Sub-total                                        3.7        2.2                    24.5       22.7
                                                     --------   --------   --------     --------   --------   --------
Consolidated pretax income                              179.8      162.3      10.7         535.9      497.7       7.7
   Income taxes                                          58.1       53.2       9.2         127.6      163.1     (21.8)
                                                     --------   --------   --------     --------   --------   --------
   Net income                                        $  121.6   $  109.1      11.5%     $  408.2   $  334.5      22.0%
                                                     ========   ========   ========     ========   ========   ========

Consolidated composite ratio:
   Benefits and claims                                  43.5%      43.3%                   43.7%      41.8%
   Expense                                              44.6       45.1                    44.4       46.2
                                                     --------   --------                --------   --------
        Composite ratio                                 88.1%      88.4%                   88.1%      88.0%
                                                     ========   ========                ========   ========

Components of diluted earnings per share:
   Net Operating Income before non-
      recurring income tax benefit                   $   0.64   $   0.58      10.3%     $   1.87   $   1.73       8.1%
   Non-recurring income tax benefit                        -         -                      0.25         -
                                                     --------   --------   --------     --------   --------   --------
   Net operating income                                  0.64       0.58      10.3          2.12       1.73      22.5
   Net realized gains                                    0.01       0.01                    0.08       0.08
                                                     --------   --------   --------     --------   --------   --------
   Net income                                        $   0.65   $   0.59      10.2%     $   2.20   $   1.81      21.5%
                                                     ========   ========   ========     ========   ========   ========

                                     -more-

Old Republic International Corporation
Add 2

Consolidated results are provided in terms of both operating and net income to highlight the effect of investment gain or loss recognition on period-to-period comparisons. Recognition of such gains or losses can be highly discretionary and arbitrary due to such factors as the timing of individual securities sales, recognition of losses from write-downs of impaired securities, tax-planning considerations, and changes in investment management judgments relative to the direction of securities markets or the future prospects of individual investees or industry sectors.

For the third quarter and first nine months of 2005 consolidated operating revenue growth was affected mostly by higher premiums and fees in each of the Company's major segments. Consolidated pretax operating income for these periods benefited from reasonably stable underwriting/service income in these segments, and from higher investment income generated by a greater invested asset base.

General Insurance Results

The following highlights reflect the progress of Old Republic's General Insurance business for the third quarter and first nine months of 2005.

                                                                 ($ in Millions)
                                    ------------------------------------------------------------------------
                                             Quarters Ended                        Nine Months Ended
                                              September 30,                          September 30,
                                    --------------------------------        --------------------------------

                                      2005        2004       Change           2005        2004       Change
                                    --------    --------    --------        --------    --------    --------
Net premiums earned                 $ 457.4     $ 421.3        8.6%         $1,349.9    $1,194.2       13.0%
Net investment income                  49.1        45.7        7.4             144.8       135.2        7.1
Pretax operating income             $  87.5     $  87.2        0.3%         $  258.8    $  244.9        5.7%
                                    ========    ========    ========        ========    ========    =========

Benefits and claims ratio              67.0%       66.1%                       67.1%       66.0%
Expense ratio                          24.5        23.9                        24.3        24.7
                                    --------    --------                    --------    --------
  Composite ratio                      91.5%       90.0%                       91.4%       90.7%
                                    ========    ========                    ========    ========

General Insurance earned premiums continued to reflect the positive pricing and risk selection changes effected during the past few years, as well as additional business produced in an environment marked by reasonably stable underwriting discipline on the part of many competitors. Underwriting results in the latest quarter and year-to-date period continued to benefit from fairly stable overall claims ratios, and firm production and administrative expense control. Claim costs attributable to hurricane Katrina added approximately 1.0 percentage point to the composite ratio during the third quarter. The decline in underwriting results during the third quarter of 2005 by comparison to the same period in 2004 was slightly more than offset by the increase in net investment income. The composite underwriting ratio represents the most widely accepted indicator of underwriting performance in the industry, and Old Republic has now registered a favorable general insurance composite ratio below 100 percent for 14 consecutive quarters.

                                     -more-

Old Republic International Corporation
Add 3

Mortgage Guaranty Results

Old Republic's Mortgage Guaranty Group performed within expectations for the first nine months of 2005. Performance indicators of this segment follow:

                                                                 ($ in Millions)
                                    ------------------------------------------------------------------------
                                             Quarters Ended                         Nine Months Ended
                                              September 30,                           September 30,
                                    --------------------------------        --------------------------------

                                      2005        2004       Change           2005        2004       Change
                                    --------    --------    --------        --------    --------    --------
Net premiums earned                 $ 107.6     $ 102.3        5.1%         $ 321.5     $ 301.5        6.7%
Net investment income                  17.2        16.9        1.7             52.2        50.2        3.9
Pretax operating income             $  55.9     $  53.7        4.1%         $ 188.5     $ 170.7       10.4%
                                    ========    ========    ========        ========    ========    ========


Claims ratio                           42.4%       41.4%                       35.4%       34.4%
Expense ratio                          21.6        22.6                        22.2        25.7
                                    --------    --------                    --------    --------
  Composite ratio                      64.0%       64.0%                       57.6%       60.1%
                                    ========    ========                    ========    ========

For both the third quarter and first nine months of 2005, the Company's Mortgage Guaranty segment reflected moderate operating income growth from its underwriting/service functions in particular. Net premiums earned rose by mid-single digits principally due to bulk business growth as well as a higher average premium rate on new traditional primary business production. The composite underwriting ratios for 2005 interim periods were stable to moderately lower in comparison to the same periods of the preceding year. This ratio's generally positive trend in 2005 is mainly due to a decline in the sales and operating expense component.

Title Insurance Results

Old Republic's Title Insurance segment turned in much improved results this quarter. Major indicators of that performance follow:

                                                                 ($ in Millions)
                                    ------------------------------------------------------------------------
                                             Quarters Ended                         Six Months Ended
                                              September 30,                                June 30,
                                    --------------------------------        --------------------------------

                                      2005        2004       Change           2005        2004       Change
                                    --------    --------    --------        --------    --------    --------
Net premiums and
  fees earned                       $ 282.0     $ 256.9        9.8%         $ 775.5     $ 759.8        2.1%
Net investment income                   6.3         6.4       (1.7)            19.1        18.9        0.8
Pretax operating income             $  30.7     $  21.1       45.6%         $  66.4     $  65.4        1.5%
                                    ========    ========    ========        ========    =========   ========

Claims ratio                            5.9%        5.8%                        5.9%        5.8%
Expense ratio                          85.4        88.5                        87.9        88.1
                                    --------    --------                    --------    --------
  Composite ratio                      91.3%       94.3%                       93.8%       93.9%
                                    ========    ========                    ========    ========

During the first nine months of 2005, housing and mortgage lending trends were relatively uneven in many parts of the nation. Net premiums and fees earned by Old Republic's Title Insurance group reflected this environment. Year over year the Group's revenues were down by 1 percent in the first quarter, down by 2.6 percent in the second quarter, and up by nearly 10 percent in the third quarter. Pretax operating earnings for this segment generally followed these quarterly

                                     -more-

Old Republic International Corporation
Add 4

revenue patterns. While the claims ratio was relatively stable for each of the first three quarters, the expense component of the ratio was impacted favorably by expense control efforts and by production and other costs that rose at a slower pace than revenues.

Corporate and Other Operations

Combined results for Old Republic's small life and health insurance business and net corporate expenses reflected a pretax operating deficit of $2.4 million and pretax operating income of $1.8 million in the first nine months and third quarter of 2005, respectively. For the same periods of 2004, the comparable operating deficits amounted to $6.1 million and $2.0 million, respectively. These results are reflective of holding company expenses and debt service costs, income on short term investment holdings, and higher earnings from Old Republic's small book of life and accident and health business.

Cash, Invested Assets and Shareholders' Equity

The following table shows the growth in consolidated cash and invested assets and shareholders' equity, along with the corresponding per share amounts as of the dates shown:

                                                     ($ in Millions except Share Data)
                                      ----------------------------------------------------------------
                                                                                       %  Change
                                                                                 ---------------------
                                       September     December      September     Sept `05/   Sept `05/
                                         2005          2004          2004        Dec  `04    Sept '04
                                      ----------    ----------    ----------     ---------   ---------
Cash and invested assets:
         Total                        $ 7,957.8     $ 7,519.5     $ 7,315.9          5.8%         8.8%
         Per share                        43.43         41.19         40.12          5.4          8.3
Shareholders' equity:
         Total, as reported             4,128.5       3,865.6       3,791.6          6.8          8.9
         Per Share: as reported           22.53         21.17         20.79          6.4          8.4
                    at cost           $   22.03     $   20.24     $   19.80          8.8%        11.3%
                                      ==========    ==========    ==========     =========   ==========

Consolidated operating cash flow amounted to $655.8 million for the first nine months of 2005 versus $605.0 million for the same period of 2004. Each of the Company's major segments sustained positive operating cash flow during 2005.

Old Republic's high quality investment portfolio reflects a current allocation of approximately 87 percent in fixed-income investments and 6 percent in equities. As has been the case for many years, it contains little or no exposure to real estate investments, mortgage-backed securities, derivatives, junk bonds, private placements or mortgage loans. The rise in the shareholders' equity account resulted mostly from earnings retained in excess of cash dividends paid to shareholders. Equity per share as reported is inclusive of unrealized gains or losses on investments whereas the cost basis is exclusive of such gains and losses.

Conference Call Information

Old Republic has scheduled a conference call today at 2:00 p.m. Central Time to discuss its third quarter 2005 performance and related trends in its business.

                                     -more-

Old Republic International Corporation

To access this call, log on to www.oldrepublic.com 15 minutes before the call to download the necessary software. Replays will be available through this website for 30 days.

About Old Republic

Chicago-based Old Republic International Corporation is an insurance holding company whose subsidiaries market, underwrite and provide risk management services for a wide variety of coverages primarily in the property and liability, mortgage guaranty, and title insurance fields. One of the nation's 50 largest publicly owned insurance organizations, Old Republic has assets of approximately $11.3 billion and shareholders' equity of $4.1 billion or $22.53 per share. Its current stock market valuation is approximately $4.7 billion, or $25.39 per share.

Safe Harbor Statement

Historical data pertaining to the operating performance, liquidity, and other performance indicators applicable to an insurance enterprise such as Old Republic are not necessarily indicative of results to be achieved in succeeding years. In addition to the factors cited below, the long-term nature of the insurance business, seasonal and annual patterns in premium production and incidence of claims, changes in yields obtained on invested assets, changes in government policies and free markets affecting inflation rates and general economic conditions, and changes in legal precedents or the application of law affecting the settlement of disputed and other claims can have a bearing on period-to-period comparisons and future operating results.

Some of the statements made in this News Release and Company published reports, as well as oral statements or commentaries made by the Company's management in conference calls following earnings releases, can constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Of necessity, any such forward-looking statements, commentaries, or inferences, involve assumptions, uncertainties, and risks that may affect the Company's future performance. With regard to Old Republic's General Insurance segment, its results can be affected in particular by the level of market competition, which is typically a function of available capital and expected returns on such capital among competitors, the levels of interest and inflation rates, and periodic changes in claim frequency and severity patterns caused by natural disasters, weather conditions, accidents, illnesses, work-related injuries, and unanticipated external events. Mortgage Guaranty and Title insurance results can be impacted by similar factors and, most particularly, by changes in national and regional housing demand and values, the availability and cost of mortgage loans, employment trends, and default rates on mortgage loans. Additionally, mortgage guaranty results, may also be affected by various risk-sharing arrangements with business producers as well as the risk management and pricing policies of government sponsored enterprises. Life and health insurance earnings can be affected by the levels of employment and consumer spending, variations in mortality and health trends, and changes in policy lapsation rates. At the parent company level, operating earnings or losses are generally reflective of the amount of debt outstanding and its cost, interest income on temporary holdings of short-term investments, and period-to-period variations in the costs of administering the Company's widespread operations.

Any forward-looking statements or commentaries speak only as of their dates. Old Republic undertakes no obligation to publicly update or revise all such comments, whether as a result of new information, future events or otherwise, and accordingly they may not be unduly relied upon.

           For the latest news releases and other corporate documents on Old Republic International
                           Visit: www.oldrepublic.com
                                  -------------------
                           Financial Tables Follow....

                                     -more-

Old Republic International Corporation
Add 6

                                                Old Republic International Corporation
                                                         FINANCIAL HIGHLIGHTS
                                                  ($ in Millions, Except Share Data)
------------------------------------------------------------------------------------------------------------------------------------

                                                 Quarters Ended                                 Nine Months Ended
                                                 September 30,                                    September 30,
                                        ---------------------------------               ----------------------------------
                                             2005              2004         Change           2005               2004         Change
                                        -------------------------------------------     --------------------------------------------
NET INCOME:
  Total                                         $121.6            $109.1     11.5%               $408.2            $334.5     22.0%
                                        ===============   ===============               ================   ===============

  Per Share: Basic                               $0.66             $0.60     10.0%                $2.23             $1.84     21.2%
                                        ===============   ===============               ================   ===============
             Diluted                             $0.65             $0.59     10.2%                $2.20             $1.81     21.5%
                                        ===============   ===============               ================   ===============


Average number of shares outstanding:
             Basic                        183,217,078        182,327,380                    183,202,689       182,317,511
                                       ===============    ===============               ================   ===============
             Diluted                      185,630,338        184,417,471                    185,295,639       184,474,671
                                       ===============    ===============               ================   ===============

------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION  OF  EARNINGS  PER  SHARE:
------------------------------------------------------------------------------------------------------------------------------------
Basic Earnings:
   Net operating income                         $0.65              $0.59     10.2%                $2.14             $1.76     21.6%
   Realized investment gains                     0.01               0.01                           0.09              0.08
                                       ---------------    ---------------               ----------------   ---------------
       Net income                               $0.66              $0.60     10.0%                $2.23             $1.84     21.2%
                                       ===============    ===============               ================   ===============
Diluted Earnings:
   Net operating income                         $0.64              $0.58     10.3%                $2.12             $1.73     22.5%
   Realized investment gains                     0.01               0.01                           0.08              0.08
                                       ---------------    ---------------               ----------------   ---------------
       Net income                               $0.65              $0.59     10.2%                $2.20             $1.81     21.5%
                                       ===============    ===============               ================   ===============

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL POSITION SUMMARY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                        September 30,      December 31,     September 30,
                                                                            2005              2004              2004
                                                                       ---------------   ---------------   ---------------
Assets:
  Cash and fixed maturity securities                                         $7,338.1          $6,905.2          $6,666.0
  Equity securities                                                             455.5             459.0             503.7
  Other invested assets                                                         164.1             155.2             146.1
  Accounts and premiums receivable                                              636.6             543.9             549.3
  Reinsurance balances recoverable                                            2,075.5           1,846.5           1,834.5
  Sundry assets                                                                 672.5             660.7             686.1
                                                                        --------------   ---------------   ---------------
      Total                                                                 $11,342.6         $10,570.8         $10,386.0
                                                                        ==============   ===============   ===============

Liabilities and Shareholders' Equity:
  Policy liabilities                                                         $1,169.7          $1,079.1          $1,079.8
  Benefit and claim reserves                                                  4,838.3           4,403.5           4,342.5
  Federal income tax payable: deferred                                          551.6             554.5             557.1
  Debt                                                                          142.8             143.0             142.7
  Sundry liabilities                                                            511.4             524.9             472.1
  Shareholders' equity                                                        4,128.5           3,865.6           3,791.6
                                                                        --------------   ---------------   ---------------
      Total                                                                 $11,342.6         $10,570.8         $10,386.0
                                                                        ==============   ===============   ===============

Number of shares outstanding                                              183,225,447       182,563,545       182,335,518
                                                                        ==============   ===============   ===============

------------------------------------------------------------------------------------------------------------------------------------





                                                                          -more-

Old Republic International Corporation
Add 7

                                                 Old Republic International Corporation
                                                       SEGMENTED OPERATING SUMMARY
                                                             ($ in Millions)
------------------------------------------------------------------------------------------------------------------------------------

                   Net                                                                                     Pretax
                Premiums       Net                                                Sales                   Operating    Composite
                 & Fees     Investment     Other      Operating     Benefits     & Other        Total      Income     Underwriting
  Segment        Earned       Income       Income     Revenues      & Claims     Expenses     Expenses     (Loss)        Ratios
------------  ------------  -----------  ----------  -----------  ------------  -----------  ----------  -----------  ------------
Quarter Ended September 30, 2005
--------------------------------
General            $457.4        $49.1        $4.1       $510.7        $306.4       $116.7      $423.1        $87.5          91.5%
Mortgage            107.6         17.2         4.4        129.3          45.6         27.7        73.3         55.9          64.0%
Title               282.0          6.3         0.2        288.6          16.6        241.2       257.9         30.7          91.3%
Other                16.7          5.4         0.1         22.3           7.2         13.1        20.4          1.8            ---
              ------------------------------------------------------------------------------------------------------  -------------
Consolidated       $863.8        $78.0        $9.0       $951.0        $376.0       $398.8      $774.8       $176.1          88.1%
              ======================================================================================================  =============

Quarter Ended September 30, 2004
--------------------------------
General            $421.3        $45.7        $4.1       $471.1        $278.4       $105.4      $383.9        $87.2          90.0%
Mortgage            102.3         16.9         4.4        123.7          42.3         27.6        70.0         53.7          64.0%
Title               256.9          6.4         0.1        263.6          14.8        227.6       242.4         21.1          94.3%
Other                15.6          3.7         0.2         19.5           8.9         12.5        21.5         (2.0)           ---
              ------------------------------------------------------------------------------------------------------  -------------
Consolidated       $796.3        $72.8        $8.9       $878.0        $344.5       $373.3      $717.9       $160.1          88.4%
              ======================================================================================================  =============

------------------------------------------------------------------------------------------------------------------------------------

Nine Months Ended September 30, 2005
------------------------------------
General          $1,349.9       $144.8       $11.7     $1,506.5        $905.8       $341.8    $1,247.6       $258.8          91.4%
Mortgage            321.5         52.2        12.8        386.6         113.7         84.3       198.1        188.5          57.6%
Title               775.5         19.1         0.6        795.3          45.8        682.9       728.8         66.4          93.8%
Other                53.3         13.1         0.3         66.8          26.3         43.0        69.3         (2.4)           ---
              ------------------------------------------------------------------------------------------------------  -------------
Consolidated     $2,500.4       $229.3       $25.6     $2,755.4      $1,091.8     $1,152.1    $2,244.0       $511.3          88.1%
              ======================================================================================================  =============

Nine Months Ended September 30, 2004
------------------------------------
General          $1,194.2       $135.2       $12.3     $1,341.7        $787.8       $308.9    $1,096.8       $244.9          90.7%
Mortgage            301.5         50.2        14.8        366.6         103.6         92.3       195.9        170.7          60.1%
Title               759.8         18.9         0.8        779.7          44.1        670.1       714.2         65.4          93.9%
Other                48.1         10.1         0.6         58.8          27.1         37.9        65.0         (6.1)           ---
              ------------------------------------------------------------------------------------------------------  -------------
Consolidated     $2,303.7       $214.6       $28.6     $2,547.0        $962.7     $1,109.3    $2,072.0       $474.9          88.0%
              ======================================================================================================  =============

------------------------------------------------------------------------------------------------------------------------------------

Fiscal Twelve Months Ended September 30, 2005
---------------------------------------------
General          $1,778.7       $193.0       $15.5     $1,987.3      $1,187.5       $452.7    $1,640.3       $346.9          91.3%
Mortgage            423.2         69.7        16.8        509.8         153.3        114.1       267.4        242.3          59.2%
Title             1,040.9         25.7         0.7      1,067.4          61.5        942.3     1,003.8         63.5          96.3%
Other                69.8         17.0         0.5         87.4          34.6         66.2       100.9        (13.5)           ---
              ------------------------------------------------------------------------------------------------------  -------------
Consolidated     $3,312.8       $305.5       $33.6     $3,652.0      $1,437.0     $1,575.5    $3,012.6       $639.3          89.3%
              ======================================================================================================  =============

Fiscal Twelve Months Ended September 30, 2004
---------------------------------------------
General          $1,561.7       $179.2       $16.4     $1,757.4      $1,030.0       $410.0    $1,440.1       $317.2          91.1%
Mortgage            403.4         66.9        19.7        490.1         136.2        121.7       258.0        232.1          59.1%
Title             1,054.4         24.9         0.9      1,080.3          62.8        927.4       990.3         90.0          93.9%
Other                61.1         14.1         0.7         76.0          33.0         47.5        80.5         (4.5)           ---
              ------------------------------------------------------------------------------------------------------  -------------
Consolidated     $3,080.8       $285.2       $37.9     $3,404.0      $1,262.2     $1,506.8    $2,769.0       $634.9          88.0%
              ======================================================================================================  =============

------------------------------------------------------------------------------------------------------------------------------------



                                     -more-

Old Republic International Corporation
Add 8

                                                  Old Republic International Corporation
                                                      SEGMENTED OPERATING STATISTICS
                                                             ($ in Millions)
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Quarters Ended                       Nine Months Ended
                                                                     September 30,                          September 30,
                                                            ---------------------------------      ---------------------------------
                                                                 2005              2004                 2005              2004
                                                            ---------------------------------      ---------------------------------
General Insurance:
  Benefits and claims ratio                                          67.0%             66.1%                67.1%             66.0%
  Expense ratio                                                      24.5%             23.9%                24.3%             24.7%
                                                            ---------------   ---------------      ---------------   ---------------
     Composite ratio                                                 91.5%             90.0%                91.4%             90.7%
                                                            ===============   ===============      ===============   ===============

   Paid loss ratio                                                   52.7%             50.5%                51.2%             50.9%
                                                            ===============   ===============      ===============   ===============


Mortgage Guaranty:
  New insurance written: Traditional Primary                      $5,553.0          $5,998.0            $15,585.5         $19,080.7
                         Bulk                                      1,701.1           1,804.9              7,465.9           3,136.1
                         Other                                        19.8             360.0                 63.2           6,801.1
                                                            ---------------   ---------------      ---------------   ---------------
                         Total                                    $7,274.0          $8,163.0            $23,114.7         $29,018.0
                                                            ===============   ===============      ===============   ===============

  Net risk in force: Traditional Primary                                                                $14,882.4         $15,474.4
                     Bulk                                                                                 1,482.2             813.9
                     Other                                                                                  575.8             576.1
                                                                                                   ---------------   ---------------
                     Total                                                                              $16,940.5         $16,864.4
                                                                                                   ===============   ===============

  Earned premiums: Direct                                           $127.0            $122.4               $379.7            $360.8
                                                            ===============   ===============      ===============   ===============
                   Net                                              $107.6            $102.3               $321.5            $301.5
                                                            ===============   ===============      ===============   ===============

  Persistency/Traditional Primary                                                                           65.2%             62.8%
                                                                                                   ===============   ===============

  Delinquency ratio: Traditional Primary                                                                    4.14%             3.90%
                                                                                                   ===============   ===============
                     Bulk                                                                                   3.41%             4.84%
                                                                                                   ===============   ===============

  Claims ratio                                                       42.4%             41.4%                35.4%             34.4%
  Expense ratio                                                      21.6%             22.6%                22.2%             25.7%
                                                            ---------------   ---------------      ---------------   ---------------
     Composite ratio                                                 64.0%             64.0%                57.6%             60.1%
                                                            ===============   ===============      ===============   ===============

  Paid loss ratio                                                    37.5%             34.7%                33.2%             30.0%
                                                            ===============   ===============      ===============   ===============


Title Insurance:
  Direct orders opened                                             104,659            99,248              310,961           315,186
                                                            ===============   ===============      ===============   ===============
  Direct orders closed                                              89,293            82,166              253,639           261,464
                                                            ===============   ===============      ===============   ===============

  Claims ratio                                                        5.9%              5.8%                 5.9%              5.8%
  Expense ratio                                                      85.4%             88.5%                87.9%             88.1%
                                                            ---------------   ---------------      ---------------   ---------------
     Composite ratio                                                 91.3%             94.3%                93.8%             93.9%
                                                            ===============   ===============      ===============   ===============

  Paid loss ratio                                                     3.9%              2.9%                 4.7%              3.5%
                                                            ===============   ===============      ===============   ===============


                                      -30-